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                                                                 EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


     As independent public accountants, we hereby consent to the use of our report dated July 9, 1998, and to all references to our Firm, included in or made a part of this Form 8-K of Engineering Animation, Inc.



                                                  /s/ Arthur Andersen LLP
                                                  -----------------------





Ann Arbor, Michigan
September 25, 1998